Exhibit 10.2

Execution Version

SUBSCRIPTION AGREEMENT

GreenHunter Resources, Inc.

1048 Texan Trail

Grapevine, TX 76051

Ladies and Gentlemen:

The undersigned (the “Investor”) hereby confirms its agreement with GreenHunter Resources, Inc., a Delaware corporation (the “Company”), as follows:

This Subscription Agreement, including the Terms and Conditions for Purchase of Securities, which sets forth terms and conditions for the purchase of common stock, par value $0.001 per share (the “Common Stock”), and warrants to purchase shares of Common Stock, attached hereto as Annex I (collectively, this “Agreement”), is made as of the date set forth below between the Company and the Investor.

The Company represents and warrants that it has authorized the sale and issuance to certain investors of up to an aggregate of 3,333,334 shares of Common Stock (the “Shares”) and warrants to purchase up to 1,166,667 shares of Common Stock (each, a “Warrant,” and collectively, the “Warrants”), as well as the 1,166,667 shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”). The Shares, the Warrants and the Warrant Shares are referred to as the “Securities.” The Securities will be sold as units (the “Units”) consisting of one Share and one Warrant, which Warrant will entitle its holder to purchase 0.35 of a share of Common Stock. Each Unit will be sold at a price of [●] per unit (the “Purchase Price”). The terms of the Warrants are set forth in the form of Warrant attached hereto as Exhibit C, which terms are incorporated by reference herein.

The Company represents and warrants that the offering and sale of the Securities (the “Offering”) are being made pursuant to (a) an effective Registration Statement on Form S-3 (Registration No. 333-198051) (the “Registration Statement”) filed by the Company with the Securities and Exchange Commission (the “Commission”), including the base prospectus that covers (i) the offering, issuance and sale by the Company of up to $150,000,000 of Common Stock, preferred stock, warrants, debt securities and guarantees of debt securities, as well as (ii) sales by selling stockholders of up to 517,869 shares of Common Stock, contained therein (the “Base Prospectus”), (b) if applicable, certain “free writing prospectuses” (as that term is defined in Rule 405), that have been or will be filed with the Commission and delivered to the Investor on or prior to the date hereof (the “Issuer Free Writing Prospectus”), containing certain supplemental information regarding the Securities, the terms of the Offering and the Company, and (c) a prospectus supplement to the Base Prospectus that describes the Securities and the offering thereof (the “Prospectus Supplement” and, together with the Base Prospectus, the “Prospectus”) that has been or will be (i) filed with the Commission, and (ii) delivered to the Investor (or made available to the Investor by the filing by the Company of an electronic version thereof with the Commission).

The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor the Securities set forth below for the aggregate purchase price set forth below. The Securities shall be purchased pursuant to the Terms and Conditions for Purchase of Securities attached hereto as Annex I and incorporated herein by this reference as if fully set forth herein. The Investor acknowledges that the Offering is not being underwritten by MLV & Co. LLC, placement agent with respect to the Securities (the “Placement Agent”), and that there is no minimum offering amount.

The manner of settlement of Securities purchased by the Investor shall be as follows:

_____ (1)

Delivery by crediting the account of the Investor’s prime broker (as specified by such Investor on Exhibit A annexed hereto) with the Depository Trust Company (“DTC”) through its Deposit/Withdrawal At Custodian (“DWAC”) system, whereby Investor’s prime broker shall initiate a DWAC transaction on the Closing Date using its DTC participant identification number, and released by Securities Transfer Corporation, the Company’s transfer agent (the “Transfer Agent”), at the Company’s direction. If Investor selects this option, Investor shall fill out the Investor Questionnaire attached as Exhibit A to Annex I. NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THIS AGREEMENT BY THE INVESTOR AND THE COMPANY, THE INVESTOR SHALL:

(I)

DIRECT THE BROKER-DEALER AT WHICH THE ACCOUNT OR ACCOUNTS TO BE CREDITED WITH THE SECURITIES ARE MAINTAINED TO SET UP A DWAC INSTRUCTING THE TRANSFER AGENT TO CREDIT SUCH ACCOUNT OR ACCOUNTS WITH THE SECURITIES, AND

(II)	REMIT BY WIRE TRANSFER THE AMOUNT OF FUNDS EQUAL TO THE AGGREGATE PURCHASE PRICE FOR THE SECURITIES BEING PURCHASED BY THE INVESTOR TO THE FOLLOWING ACCOUNT:

Bank Name:

ABA #:

Account Name:

Account Number:

____ (2)

Delivery versus payment (“DVP”) through DTC: on the Closing Date, the Company shall deliver Securities registered in the Investor’s name and address as set forth below and released by the Transfer Agent to the Investor through DTC at the Closing directly to the account(s) with the Placement Agent identified by the Investor; upon receipt of such Securities, the Placement Agent shall promptly electronically deliver such Securities to the Investor, and simultaneously therewith payment shall be made by the Placement Agent wire transfer to the Company. NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THIS AGREEMENT BY THE INVESTOR AND THE COMPANY, THE INVESTOR SHALL:

(I)	NOTIFY THE PLACEMENT AGENT OF THE ACCOUNT OR ACCOUNTS AT THE PLACEMENT AGENT TO BE CREDITED WITH THE securities BEING PURCHASED BY SUCH INVESTOR, AND

(II)

CONFIRM THAT THE ACCOUNT OR ACCOUNTS AT THE PLACEMENT AGENT TO BE CREDITED WITH THE SECURITIES BEING PURCHASED BY THE INVESTOR HAVE A MINIMUM BALANCE EQUAL TO THE AGGREGATE PURCHASE PRICE FOR THE SECURITIES BEING PURCHASED BY THE INVESTOR.

IT IS THE INVESTOR’S RESPONSIBILITY TO (A) MAKE THE NECESSARY WIRE TRANSFER OR CONFIRM THE PROPER ACCOUNT BALANCE IN A TIMELY MANNER AND (B) ARRANGE FOR SETTLEMENT BY WAY OF DWAC OR DVP IN A TIMELY MANNER. IF THE INVESTOR DOES NOT DELIVER THE AGGREGATE PURCHASE PRICE FOR THE SECURITIES OR DOES NOT MAKE PROPER ARRANGEMENTS FOR SETTLEMENT IN A TIMELY MANNER, THE SECURITIES MAY NOT BE DELIVERED AT CLOSING TO THE INVESTOR OR THE INVESTOR MAY BE EXCLUDED FROM THE CLOSING ALTOGETHER.

The Investor represents that, except as set forth below, (a) it has had no material relationship (exclusive of any investments by the Investor in the Company’s securities) within the past three years with the Company or persons known to it to be affiliates of the Company, (b) it is not a FINRA member or an Associated Person of a FINRA member (as such term is defined under the NASD Membership and Registration Rules Section 1011) as of the Closing, and (c) neither the Investor nor any group of Investors (as identified in a public filing made with the Commission) of which the Investor is a part in connection with the Offering of the Securities, acquired, or obtained the right to acquire, 20% or more of the Common Stock or the voting power of the Company on a post-transaction basis. Exceptions:

The representations above are made to the knowledge of the signatory below.
(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)

The Investor represents that it has received (or otherwise had made available to it by the filing by the Company of an electronic version thereof with the Commission) the Base Prospectus which is a part of the Company’s Registration Statement, the documents incorporated by reference therein and any Issuer Free Writing Prospectus (collectively, the “Disclosure Package”), prior to or in connection with the receipt of this Agreement. The Investor acknowledges that, prior to the delivery of this Agreement by the Investor to the Company, the Investor may receive certain additional information regarding the Offering (the “Offering Information”). Such information may be provided to the Investor by any means permitted under the Securities Act of 1933, as amended (the “Act”), including a free writing prospectus or oral communications.

No offer by the Investor to buy Securities will be accepted and no part of the Purchase Price will be delivered to the Company until the Investor has received the Offering Information and the Company has accepted such offer by countersigning a copy of this Agreement, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time prior to the Company (or Placement Agent on behalf of the Company) sending (orally, in writing or by electronic mail) notice of its acceptance of such offer. An indication of interest will involve no obligation or commitment of any kind until the Investor has been delivered the Offering Information and this Agreement is accepted and countersigned by or on behalf of the Company.

[Remainder of Page Left Blank Intentionally. Signature Page Follows.]

Number of Units: ___________________

(each consisting of one Share and one Warrant)

Purchase Price Per Unit: $____________

Aggregate Purchase Price: $ __________

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of January __, 2015

INVESTOR

By:

Printed name:

Title:

Address:

Email:

Phone:

Agreed and Accepted

the ___ day of January, 2015:

GREENHUNTER RESOURCES, INC.

By:

Name:

Title:

Signature Page to Subscription Agreement

ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF SECURITIES

1.     Authorization and Sale of the Securities. Subject to the terms and conditions of this Agreement, the Company has authorized the sale of the Securities.

2.     Agreement to Sell and Purchase the Securities; Placement Agent.

2.1     At the Closing (as defined in Section 3.1), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions set forth herein, the number of Securities set forth on the last page of the Agreement to which these Terms and Conditions for Purchase of Securities are attached as Annex I (the “Signature Page”) for the aggregate purchase price therefor set forth on the Signature Page.

2.2     The Company proposes to enter into substantially this same form of Subscription Agreement with certain other investors (the “Other Investors”) and expects to complete sales of Securities to them. The Investor and the Other Investors, if any, are hereinafter sometimes collectively referred to as the “Investors,” and this Agreement and the Subscription Agreements executed by the Other Investors are hereinafter sometimes collectively referred to as the “Agreements.”

2.3     Investor acknowledges that the Company has agreed to pay MLV & Co. LLC, placement agent with respect to the Securities (the “Placement Agent”), a fee (the “Placement Fee”) in respect of the sale of Securities to the Investor.

2.4     The Company has entered into a Placement Agency Agreement, dated January 22, 2015 (the “Placement Agreement”), with the Placement Agent that contains representations, warranties, covenants and agreements of the Company that may be relied upon by the Investor, which shall be a third party beneficiary thereof. The Company represents and warrants that a true and correct copy of the Placement Agreement is attached hereto as Exhibit B. The Company represents and warrants that a true and correct copy of the form of Warrant is attached hereto as Exhibit C. Except with respect to the material terms and conditions of the transactions contemplated by this Agreement, the Placement Agreement, the form of Warrant and any other documents or agreements contemplated hereby or thereby, the Company confirms that neither it nor any other person acting on its behalf has provided the Investor or any Other Investor or its respective agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information. The Company understands and confirms that the Investor will rely on the foregoing representations in effecting transactions in securities of the Company.

3.      Closings and Delivery of the Securities and Funds.

3.1     Closing. The completion of the purchase and sale of the Securities (the “Closing”) shall occur at a place and time (the “Closing Date”) to be specified by the Company and the Placement Agent, and of which the Investors will be notified in advance by the Placement Agent, in accordance with Rule 15c6-1 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In accordance with paragraph 5 of the Subscription Agreement, (a) the Company shall cause to be delivered to the Investor the Securities set forth on the Signature Page registered in the name of the Investor or, if so indicated on the Investor Questionnaire attached hereto as Exhibit A, in the name of a nominee designated by the Investor and (b) the aggregate purchase price for the Securities being purchased by the Investor will be delivered by or on behalf of the Investor to the Company.

3.2     Conditions to the Obligations of the Parties.

(a)     Conditions to the Company’s Obligations. The Company’s obligation to issue and sell the Securities to the Investor shall be subject to: (i) the delivery by the Investor, in accordance with the provisions of this Agreement, of the purchase price for the Securities being purchased hereunder as set forth on the Signature Page and (ii) the accuracy of the representations and warranties made by the Investor in this Agreement and the fulfillment of those undertakings of the Investor in this Agreement to be fulfilled prior to the Closing Date.

(b)     Conditions to the Investor’s Obligations. The Investor’s obligation to purchase the Securities will be subject to (i) the delivery by the Company of the Securities in accordance with the provisions of this Agreement, (ii) the accuracy of the representations and warranties made by the Company and the fulfillment of those undertakings of the Company to be fulfilled prior to the Closing Date, including without limitation, those contained in the Placement Agreement, (iii) the satisfaction of the conditions to the closing set forth in the Placement Agreement, and to the condition that the Placement Agent, shall not have: (x) terminated the Placement Agreement pursuant to the terms thereof or (y) determined that the conditions to the closing in the Placement Agreement have not been satisfied. The Investor’s obligations are expressly not conditioned on the purchase by any or all of the Other Investors of the Securities that they have agreed to purchase from the Company. The Investor understands and agrees that, in the event that the Placement Agent, in its sole discretion determines that the conditions to closing in the Placement Agreement have not been satisfied or if the Placement Agreement may be terminated for any other reason permitted by the Placement Agreement, then Placement Agent may, but shall not be obligated to, terminate such Placement Agreement, which shall have the effect of terminating this Subscription Agreement pursuant to Section 14 below.

3.3     Delivery of Funds.

(a)     DWAC Delivery. If the Investor elects to settle the Securities underlying the Securities purchased by such Investor through DTC’s Deposit/Withdrawal at Custodian (“DWAC”) delivery system, no later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall remit by wire transfer the amount of funds equal to the aggregate purchase price for the Securities being purchased by the Investor to the following account designated by the Company:

Bank Name:

ABA #

Account Name:

Account Number:

Such funds shall be held in escrow by the Company until the Closing upon the satisfaction of the conditions set forth in Section 3.2(b) hereof.

(b)     Delivery Versus Payment through The Depository Trust Company. If the Investor elects to settle the Securities underlying the Securities purchased by such Investor by delivery versus payment through DTC, no later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall confirm that the account or accounts to be credited with the Securities being purchased by the Investor have a minimum balance equal to the aggregate purchase price for the Securities being purchased by the Investor.

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3.4     Delivery of Securities.

(a)     DWAC Delivery. If the Investor elects to settle the Securities purchased by such Investor through DTC’s DWAC delivery system, Investor shall fill out the Investor Questionnaire attached hereto as Exhibit A and no later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall direct the broker-dealer at which the account or accounts to be credited with the Securities being purchased by such Investor are maintained, which broker-dealer shall be a DTC participant, to set up a DWAC instructing the Transfer Agent to credit such account or accounts with the Securities. Such DWAC instruction shall indicate the settlement date for the deposit of the Securities, which date shall be provided to the Investor by Placement Agent. At the Closing, the Company shall direct the Transfer Agent to credit the Investor’s account or accounts with the Securities pursuant to the information contained in the DWAC.

(b)     Delivery Versus Payment through The Depository Trust Company. If the Investor elects to settle the Securities purchased by such Investor by delivery versus payment through DTC, no later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall notify the Placement Agent of the account or accounts at Placement Agent to be credited with the Securities being purchased by such Investor. On the Closing Date, the Company shall deliver the Securities to the Investor through DTC directly to the account(s) identified by Investor and simultaneously therewith payment shall be made to the Company.

4.     Representations, Warranties and Covenants of the Investor.

The Investor acknowledges, represents and warrants (as of the date hereof) to, and agrees with, the Company and the Placement Agent that:

4.1     The Investor (a) is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in securities presenting an investment decision like that involved in the purchase of the Securities, including investments in securities issued by the Company and investments in comparable companies, (b) has answered all questions on the Signature Page and the Investor Questionnaire (if the Investor elects to settle the Securities purchased by such Investor through DWAC) and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date and (c) in connection with its decision to purchase the number of Securities set forth on the Signature Page, has received and is relying only upon the Disclosure Package and the documents incorporated by reference therein and the Offering Information and the representations, warranties, covenants and agreements of the Company contained in the Placement Agreement.

4.2     (a) No action has been or will be taken in any jurisdiction outside the United States by the Company or the Placement Agent that would permit an offering of the Securities, or possession or distribution of offering materials in connection with the issue of the Securities in any jurisdiction outside the United States where action for that purpose is required, (b) if the Investor is outside the United States, it will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Securities or has in its possession or distributes any offering material, in all cases at its own expense and (c) the Placement Agent is not authorized to make nor has it made any representation, disclosure or use of any information in connection with the issue, placement, purchase and sale of the Securities, except as set forth or incorporated by reference in the Base Prospectus, any Issuer Free Writing Prospectus or the Prospectus Supplement.

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4.3     (a) The Investor is either an individual or an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (b) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as to the enforceability of any rights to indemnification or contribution that may be violative of the public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation). The Investor’s execution, delivery and performance of this Agreement and the consummation by it of the transactions contemplated hereby do not and will not (i) conflict with or violate any provision of the Investor’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Investor is subject (including federal and state securities laws and regulations), or by which any property or asset of the Investor is bound or affected.

4.4     The Investor understands that nothing in this Agreement, the Prospectus or any other materials presented to the Investor in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors and made such investigation as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Securities.

4.5     Since January 16, 2015, the Investor has not engaged in any buys or sales involving the securities of the Company (including, without limitation, any Short Sales involving the Company’s securities). The Investor covenants that it will (i) maintain the confidentiality of all information acquired as a result of the transactions contemplated herein and (ii) not engage in any purchases or sales of the securities of the Company (including Short Sales), in each case prior to the time that the transactions contemplated by this Agreement are publicly disclosed. The Investor agrees that it will not use any of the Securities acquired pursuant to this Agreement to cover any short position in the Common Stock if doing so would be in violation of applicable securities laws. For purposes hereof, “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sales contracts, options, puts, calls, short sales, swaps, and “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) (including on a total return basis), and sales and other transactions through non-US broker-dealers or foreign regulated brokers.

5.     Survival of Representations, Warranties and Agreements; Third Party Beneficiary. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all covenants, agreements, representations and warranties made by the Company and the Investor herein and, with respect to the Company, in the Placement Agreement, will survive the execution of this Agreement, the delivery to the Investor of the Securities being purchased and the payment therefor.

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6.     Notices. All notices, requests, consents and other communications hereunder will be in writing, will be mailed (a) if within the domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile or (b) if delivered from outside the United States, by International Federal Express or facsimile, and (c) will be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed and (iv) if delivered by facsimile, upon electric confirmation of receipt and will be delivered and addressed as follows:

(a)	if to the Company, to:

GreenHunter Resources, Inc. 1048 Texan Trail Grapevine, TX 76051 Attention: Morgan F. Johnston, General Counsel Facsimile No.: (972) 410-1066

(b)	if to the Investor, at its address on the Signature Page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

7.     Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor. Any modification or amendment to Section 3 (Representations and Warranties of the Company) or Section 6 (Conditions of the Issuance and Sale of the Securities and the Obligations of the Placement Agent) of the Placement Agreement, and any modification or amendment to the Placement Agreement that is material and adverse to the Investor, shall require the prior written consent of the Investor.

8.     Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.

9.     Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

10.     Governing Law. This Agreement will be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction. Except as set forth below, no proceeding may be commenced, prosecuted or continued in any court other than the courts of State of New York located in the City and County of New York or the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the parties hereby consent to the jurisdiction of such courts and personal service with respect thereto. All parties hereby waive all right to trial by jury in any proceeding (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. All parties agree that a final judgment in any such proceeding brought in any such court shall be conclusive and binding upon each party and may be enforced in any other courts in the jurisdiction of which a party is or may be subject, by suit upon such judgment.

11.     Counterparts. This Agreement may be executed in two or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. Delivery of an executed counterpart by facsimile or portable document format (.pdf) shall be effective as delivery of a manually executed counterpart thereof.

12.     Confirmation of Sale. The Investor acknowledges and agrees that such Investor’s receipt of the Company’s signed counterpart to this Agreement, together with an Issuer Free Writing Prospectus (or the filing by the Company of an electronic version thereof with the Commission), shall constitute written confirmation of the Company’s sale of Securities to such Investor.

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13.     Form 8-K. The Company and the Investor agree that, prior to the opening of the NYSE MKT in New York City on the business day immediately after the date hereof, the Company shall file a Current Report on Form 8-K with the Commission disclosing all material information regarding the Offering and including the Placement Agreement and a form of this Agreement as exhibits thereto. From and after the filing of such Current Report on Form 8-K, the Company shall have publicly disclosed all material, non-public information delivered to any of the Investors by the Company or any person acting on its behalf, including, without limitation, the Placement Agent, in connection with the transactions contemplated by this Agreement, the Placement Agreement and any other documents or agreements contemplated hereby or thereby. The Company shall not identify the name of any Investor or any affiliate of any investment adviser of such Investor in any press release or public filing, or otherwise publicly disclose the name of any Investor or any affiliate of investment adviser of such Investor, without such Investor’s prior written consent, unless required by law or the rules and regulations of a national securities exchange, provided, however, that, if permitted by applicable law, regulation, legal or judicial process, promptly after becoming aware of any request or requirement to so disclose (a “Disclosure Requirement”), and in any event prior to any such disclosure, the Company will provide such Investor with notice of such request or requirement so that such Investor may at its election seek a protective order or other appropriate remedy and the Company will fully cooperate with such Investor’s efforts to obtain the same; provided, further, however, if, absent the entry of such a protective order or other remedy, the Company is compelled by applicable law, rule or regulation or a court order, subpoena, similar judicial process, regulatory agency or stock exchange rule to disclose such Investor’s name, the Company may disclose only that portion of such information that the Company is so compelled to disclose and will use its reasonable efforts to obtain assurance that confidential treatment will be accorded to that portion of such information that is being disclosed. As of the date hereof, the Company is not aware of any Disclosure Requirement.

14.     Termination. In the event that the Placement Agreement is terminated by the Placement Agent pursuant to the terms thereof, this Agreement shall terminate without any further action on the part of the parties hereto.

[Remainder of Page Left Blank Intentionally]

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EXHIBIT A

GREENHUNTER RESOURCES, INC.

INVESTOR QUESTIONNAIRE

If the Investor elects to settle the Securities purchased by such Investor through DTC’s Deposit/Withdrawal at Custodian (“DWAC”) delivery system please provide us with the following information:

1.     The exact name that your Securities are to be registered in. You may use a nominee name if appropriate:

__________________________________________

2.     The relationship between the Investor and the registered holder listed in response to item 1 above:

__________________________________________

3.     The mailing address of the registered holder listed in response to item 1 above:

__________________________________________

4.     The Social Security Number or Tax Identification Number of the registered holder listed in the response to item 1 above:

__________________________________________

5.     Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Securities are maintained):

__________________________________________

6.     Participant Number:

__________________________________________

7.     Name of Account at DTC Participant being credited with the Securities:

__________________________________________

8.     Account Number at DTC Participant being credited with the Securities:

__________________________________________

Exhibit A

If you will become a 5% holder as a result of the transaction, or potentially become a 5% holder as a result of the transaction (through exercise of warrants or price resets, for example), then please complete the following additional questionnaire.

As you are aware, the NYSE MKT routinely performs due diligence on investors who have entered into transactions with NYSE MKT-listed companies. In an effort to expedite this process, please respond as accurately as possible to the questions listed below.

1.     Specify whether the investor is a domestic or offshore entity.

__________________________________________

2.     Provide the country of domicile or registry of the investor.

__________________________________________

3.     Is the investor a private equity fund, investment manager or other?

__________________________________________

4.     List all officers, directors, controlling shareholders and individuals with dispositive power and voting control over the additional shares/securities.

a) ________________________________________

b)________________________________________

c)________________________________________

d)________________________________________

e)________________________________________

f)________________________________________

g)________________________________________

h)________________________________________

5.     The bank from which the investor has wired or will wire the funds from.

__________________________________________

6.     Does the investor intend to hold the Securities in its own name or street name?

__________________________________________

7.     Which brokerage firm will the investor use to hold the Securities, if any?

__________________________________________

8.     Is there any affiliation to any other investors, directly or indirectly?

__________________________________________

9.     How was the investor contacted for an investment in the Company?

___________________________________________

EXHIBIT B

PLACEMENT AGREEMENT

Exhibit B

EXHIBIT C

FORM OF WARRANT

Exhibit C